SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 6, 2003

(Date of Report)

(Date of Earliest Event Reported)

TARGETED GENETICS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	0-23930	91-1549568
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1100 Olive Way, Suite 100, Seattle, WA 98101

(Address of Principal Executive Offices, Including Zip Code)

(206) 623-7612

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1    Press Release of Targeted Genetics Corporation dated May 6, 2003

Item 9. Regulation FD Disclosure and Disclosure Under Item 12.

The following information, which is required to be furnished under Item 12, “Results and Operations of Financial Condition,” is being furnished under Item 9, “Regulation FD Disclosure,” in accordance with the Securities and Exchange Commission Release No. 33-8216.

On May 6, 2003, Targeted Genetics Corporation issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGETED GENETICS CORPORATION

Date: May 6, 2003	By:	/s/ TODD E. SIMPSON
Todd E. Simpson Vice President, Finance and Administration, Chief Financial Officer, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Targeted Genetics Corporation dated May 6, 2003.